                                                                   Exhibit 10.02

                           CARDINAL DISTRIBUTION, INC.

                          DIRECTORS' STOCK OPTION PLAN
                             AS AMENDED AND RESTATED

SECTION 1. PURPOSE.

      The purpose of the Cardinal Distribution, Inc. Directors' Stock Option Plan, as Amended and Restated (the "Plan") is to encourage those directors of Cardinal Distribution, Inc. (the "Company") who are not employees of the Company or any of its subsidiaries to acquire a proprietary interest in the Company, to further promote the interest of such directors in the development and financial success of the Company, and to assist the Company in attracting and retaining highly qualified directors.

SECTION 2. ADMINISTRATION OF PLAN.

      The Plan shall be administered by the Company's Compensation Committee (the "Committee") which shall consist of not less than three directors of the Company appointed by the Company's Board of Directors (the "Board"). The members of the Committee shall serve at the pleasure of the Board, which may remove members from the Committee or appoint new members to the Committee from time to time, and members of the Committee may resign by written notice to the Chairman of the Board or the Secretary of the Company. The Committee may adopt any rules it considers appropriate for the conduct of its business or the administration of the Plan, make interpretations of the Plan which it deems consistent with the Plan's provisions, take any other actions it considers appropriate in connection with the Plan, and shall have such additional authority as the Board may determine to be desirable from time to time. The decisions of the Committee on matters within its jurisdiction under the Plan shall be conclusive and binding.

      No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award under the Plan. The members of the Committee and other members of the Board shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit, or proceeding, the Board or Committee member shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof at its expense. The provisions of this paragraph with respect to the liability and indemnification of members of the Board and the Committee are in addition to, and not in limitation of, the provisions with respect to the liability and indemnification of members of the Board and the Committee (a) contained in the Articles of Incorporation or Code of Regulations of the Company, (b) contained in any indemnification agreements between Directors and the Company, or (c) provided by law.

SECTION 3. SHARES SUBJECT TO PLAN.

      The maximum aggregate number of Common Shares, without par value, of the Company (the "Shares") allocated to the Plan and available for options shall be 500,000 Shares. Such Shares may be authorized but unissued Shares or issued Shares reacquired by the Company and held as treasury Shares. If an option for Shares granted under the Plan expires or terminates, the Shares subject to such expired or terminated option shall again be available to be awarded under the Plan. The aggregate number of Shares allocated to the Plan shall be subject to adjustment under Section 6.

SECTION 4. ELIGIBILITY.

      Only an individual who is a director of the Company and not an employee of the Company or any subsidiary of the Company is eligible to participate in this Plan (each such individual an "Eligible Director").

SECTION 5. REQUIRED TERMS AND CONDITIONS OF OPTIONS.

      Options to purchase Shares granted under the Plan (an "Option") shall be Options not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). All options to purchase Shares granted under the Plan ("Options") shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which shall be dated as of the date on which an Option is granted, signed by an officer of the Company authorized by the Committee, and signed by the Grantee. Any such agreements shall be consistent with the Plan and comply with and be subject to the following terms and conditions:

            (a) Vesting. All Options shall be fully vested on the date of grant.

            (b) Number of Shares. Each individual first elected to serve as a director of the Company after the Effective Date of this Plan who is an Eligible Director shall, upon such election, automatically be granted Options for that number of Shares having a fair market value of $100,000 (Eligible Directors granted Options hereunder, "Grantees") The fair market value of the Shares shall be the last sale price of the Shares as reported on the National Association of Securities Dealers Automated Quotation System, National Market Issues, or, if the Shares are listed or admitted for trading on any national securities exchange, the last sale price, or the closing bid price if no sale occurred, on the date the Option is granted. In addition, commencing immediately after the adjournment of the Company's annual meeting of shareholders (an "Annual Meeting") in 1993 and continuing on an annual basis immediately following the adjournment of each succeeding Annual Meeting thereafter during the term of this Plan, each Eligible Director whose term did not expire at that Annual Meeting and who has then served as a director of the Company for a consecutive period of time which includes each of the last three Annual Meetings (i.e., including the Annual Meeting then just adjourned) shall automatically be granted additional Options for that number of Shares having a fair market value of $50,000.

            (c) Option Price. The option price of Shares subject to Options shall be the fair market value of the Shares at the time the Option is granted. The fair market value of the Shares shall be the last sale price of the Shares as reported on the National Association of Securities Dealers Automated Quotation System, National Market Issues, or, if the Shares are listed or admitted for trading on any national securities exchange, the last sale price, or the closing bid price if no sale occurred, on the date the Option is granted.

            (d) Maximum Term. No options issued under the Plan may be exercised more than ten years from the date of grant.

            (e) Termination of Option. Except as otherwise provided in Section 7, if a Grantee ceases to be an Eligible Director for any reason, then all Options or any unexercised portion of such Options which otherwise are exercisable by such Grantee shall terminate unless such Options are exercised within six months after the date such Grantee ceases to be an Eligible Director (but in no event after expiration of the original term of any such Option); provided, that if such Grantee ceases to be an Eligible Director by reason of such Grantee's death, the six-month period shall instead be a one-year period.

            (f) Transferability. No Option shall be transferable by a Grantee other than by will or the laws of descent and distribution. During the lifetime of a Grantee, an Option, by its terms, shall be exercisable (subject to any other applicable restrictions on exercise) only by a Grantee for his own account. Upon the death of a Grantee, an Option shall be exercisable (subject to any other applicable restrictions on exercise) only by the executor or administrator of a Grantee's estate.

            (g) Method of Exercise. Options may be exercised from time to time by giving written notice to the Treasurer of the Company (the date such notice is received by the Company, the "Exercise Date"), stating the number of Shares with respect to which an Option is being exercised and the time during normal business hours for delivery of the Shares with respect to which an Option was exercised, which shall be more than 15 and less than 30 days after the Exercise Date. At the specified time, the Company shall deliver, at the principal office of the Company, a certificate for such Shares to the Grantee upon receipt of payment of the full purchase price for such Shares: (i) by certified or bank cashier's check, (ii) by delivery of Shares with a fair market value equal to the total option price at the time of exercise or (iii) by a combination of the proceeding two methods. Any Shares delivered in payment of an option price shall be valued as of the Exercise Date.

SECTION 6. CHANGE IN CAPITAL STRUCTURE.

      In the event the Company changes its outstanding Shares by reason of stock splits, stock dividends, or any other increase or reduction of the number of outstanding Shares without receiving consideration in the form of money, services, or property, the aggregate number of Shares subject to the Plan shall be proportionately adjusted and the number of Shares and the option price for each Share subject to the unexercised portion of any then-outstanding Option shall be proportionately adjusted with the objective that the Grantee's proportionate interest in the Company shall remain the same as before the change and, with respect to outstanding Options, without any change in the total option price applicable to the unexercised portion of such Options.

      In the event of any other recapitalization or any merger, consolidation, or other reorganization of the Company, the Committee shall make such adjustment, if any, as it may deem appropriate to accurately reflect the number and kind of Shares deliverable, and the option prices payable, upon subsequent exercise of any then-outstanding Options.

      The Committee's determination of the appropriate adjustments to be made under this Section 6 shall be conclusive upon all grantees and other participants under the Plan.

SECTION 7. TERMINATION FOR CAUSE.

      Notwithstanding any provision to the contrary in the Plan or in any agreement in respect of an award under the Plan, upon the discharge of any Grantee as a director of the Company for cause, all unexercised Options awarded to such Grantee shall immediately lapse and be of no further force or effect.

SECTION 8. TAX WITHHOLDING.

      The Company shall have the right to require a Grantee who is entitled to receive Shares pursuant to the exercise of an Option to pay to the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

SECTION 9. TERMINATION AND AMENDMENT OF PLAN.

      The Board of Directors of the Company, without further action on the part of the shareholders, may from time to time alter, amend or suspend the Plan or may at any time terminate `the Plan, provided that (a) no such action shall materially and adversely affect any outstanding Options without the consent of the respective Grantees; (b) the provisions of the Plan governing the matters set forth in Rule 16b-3(c)(2)(ii)(A) under the Securities Exchange Act of 1934, as amended (the "1934 Act"), shall not be amended more than once every six months, except as otherwise permitted under Rule 16b-3(c)(2)(ii)(B) of the 1934 Act; and (c) except for the adjustments provided for in Section 6 hereof, no amendment may be made solely by Board action if the amendment would (i) materially increase the benefits accruing to participants under the Plan; (ii) increase or decrease the number of Shares which may be issued under the Plan, or
(iii) materially modify the eligibility requirements of the Plan.

SECTION 10. DELIVERY AND REGISTRATION OF STOCK.

      The Company's obligation to deliver Shares with respect to the exercise of an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Grantee to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other applicable federal or state securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange or system on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable. Each certificate for Shares issued pursuant to the Plan shall be registered in the name of the Grantee and shall bear appropriate legend(s) with respect to the restrictions upon such Shares.

SECTION 11. NO ENLARGEMENT OF RIGHTS.

      The award of Options under the Plan to an Eligible Director shall not confer any right to such director to continue as a director of the Company and shall not restrict or interfere in any way with the right of the shareholders of the Company to terminate such directorship, with or without cause, at any time.

SECTION 12. RIGHTS AS SHAREHOLDER.

      No Grantee or his executor or administrator shall have any rights of a shareholder in the Company with respect to the Shares covered by an Option unless and until a certificate representing such Shares has been duly issued and delivered to him under the Plan.

SECTION 13. DEFINITION OF SUBSIDIARY.

      The term "subsidiary" when used in the Plan or any Option agreement made pursuant to the Plan means a subsidiary corporation as defined in Section 424 of the Code.

SECTION 14. GOVERNMENT REGULATIONS.

      Notwithstanding any provisions of the Plan or any agreement made pursuant to the Plan, the Company's obligations under the Plan and any such agreement shall be subject to all applicable laws, rules and regulations and to such approvals as may be required by any governmental or regulatory agencies.

SECTION 15. GOVERNING LAW.

      The Plan shall be construed in accordance with and be governed by the laws of the State of Ohio.

SECTION 16. GENDERS AND NUMBERS.

      When permitted by the context, each pronoun used in the Plan includes the same pronoun in other genders and numbers.

SECTION 17. CAPTIONS.

      The captions of the various sections of the Plan are not part of the context of the Plan, but are only labels to assist in locating those sections, and shall be ignored in construing the Plan.

SECTION 18. EFFECTIVE DATE.

      The Plan shall be effective on May 19, 1993 (the "Effective Date"). The Plan shall be submitted to the shareholders of the Company for approval and ratification as soon as practicable but in any event not later than 12 months after the effective date of the Plan. If the Plan is not approved and ratified by the shareholders of the Company within 12 months after the effective date of the Plan, the Cardinal Distribution, Inc. Directors' Stock Option Plan, as amended, as in effect prior to May 19, 1993, and all Options granted under such plan shall continue in full force and effect.

                               FIRST AMENDMENT TO
                           CARDINAL DISTRIBUTION, INC.
                          DIRECTORS' STOCK OPTION PLAN,
                             AS AMENDED AND RESTATED

      This First Amendment (this "Amendment") to the Cardinal Distribution, Inc. Directors' Stock Option Plan, as amended and restated (the "Plan"), is made as of December 8, 2004 pursuant to resolutions of the Board of Directors of Cardinal Health, Inc., an Ohio corporation, adopted during a meeting held on December 8, 2004. This Amendment shall be applicable to all awards granted under the Plan prior to the date of this Amendment.

      1. Subsection (g) of Section 5 of the Plan is hereby deleted in its entirety and in replacement thereof shall be the following:

            (g) METHOD OF EXERCISE. Options may be exercised in whole or in part by giving written notice of exercise to the Company, specifying the number of Shares to be purchased. Payment for exercise of an Option may be made
      (i) in cash, (ii) by delivery of Shares already owned by the Grantee having a total fair market value on the date of such delivery equal to the option exercise price, (iii) by attestation of ownership of such already-owned Shares, (iv) by the delivery of cash on the extension of credit by a broker-dealer to whom the Grantee has submitted a notice of exercise or an irrevocable election to effect such extension of credit, or
      (v) by any combination of the foregoing. No Shares shall be transferred until full payment therefor has been made.